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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 23, 2002

POLYCOM, INC. (Exact Name of Registrant as Specified in its Charter)
State of Delaware (State or Other Jurisdiction of Incorporation)	000-27978 (Commission File Number)	94-3128324 (I.R.S. Employer Identification No.)
1565 Barber Lane Milpitas, California 95035 (Address of Principal Executive Office and Zip Code)
(408) 526-9000 (Telephone Number, Including Area Code)

POLYCOM, INC.
FORM 8-K

Item 5. Other Events

        Polycom, Inc., a Delaware corporation, issued a press release dated January 23, 2002 (the "Press Release") reporting its operating results for the fourth quarter ended December 31, 2001.

        The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release of Polycom, Inc. dated January 23, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.
By:	/s/ MICHAEL R. KOUREY Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: January 23, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Polycom, Inc. dated January 23, 2002.

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POLYCOM, INC. FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX